UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2024

NEW YORK COMMUNITY BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-31565	06-1377322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit Securities SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

President and Chief Executive Officer

On February 23, 2024, Mr. Thomas R. Cangemi notified New York Community Bancorp, Inc. (the “Company” or “NYCB”) of his resignation as (a) the President and Chief Executive Officer and (b) an employee of the Company and Flagstar Bank, N.A., a wholly owned subsidiary of the Company (the “Bank”), effective immediately. Such decision was not the result, in whole or in part, of any disagreement with the Company on any matters relating to the Company’s operations, policies or practices. Mr. Cangemi remains a member of the Board of Directors of the Company (the “Board”) and the Board of Directors of the Bank (the “Bank Board”).

On February 25, 2024, the Board and the Bank Board appointed Mr. Alessandro (Sandro) DiNello, age 69 and the Executive Chairman of the Board and the Bank Board, to the offices of President and Chief Executive Officer of the Company and the Bank, which appointment became effective on February 29, 2024. Mr. DiNello will continue to serve as the Executive Chairman of the Board and the Bank Board. Biographical and other information about Mr. DiNello can be found in the section of the definitive proxy statement on Schedule 14A, filed by NYCB with the Securities and Exchange Commission (the “SEC”) on April 21, 2023, titled “Director Qualifications and Business Experience,” which is incorporated herein by reference. Mr. DiNello will initially receive no additional cash or equity-based compensation for these new roles; Mr. DiNello’s compensation for such new roles is expected be determined by the Compensation Committee of the Board and the Bank Board at a later date.

Directors

On February 25, 2024, Mr. Hanif (Wally) Dahya notified the Company of his resignation as (a) Presiding Director of the Board and (b) a member of the Board and the Bank Board, effective immediately. In connection with his resignation, Mr. Dahya noted that he did not support the proposed appointment of Mr. DiNello as President and Chief Executive Officer of the Company. Mr. Dahya’s resignation letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Mr. Dahya had been serving as the Presiding Director of the Board and the Chair of the Nominating and Corporate Governance Committee of the Board and the Bank Board (the “Nominating and Corporate Governance Committees”).

On February 26, 2024, the Board appointed Mr. Marshall Lux, a member of the Board and the Bank Board, to the roles of Presiding Director of the Board and Chair of the Nominating and Corporate Governance Committees, effective immediately.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release announcing certain of the matters included under Item 5.02 of this Amendment is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K. The information in this Item 7.01 and Exhibit 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Forward-Looking Information

The foregoing disclosures may include forward-looking statements by the Company pertaining to such matters as our goals, intentions, and expectations regarding Compensation of directors and officers of the Company and the Bank; revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; and our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, the Signature Transaction, and our transition to a $100 billion plus bank.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.

Our forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios; changes in future allowance for credit losses requirements under relevant accounting and regulatory requirements; the ability to pay future dividends at currently expected rates; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; changes in competitive pressures among financial institutions or from non-financial institutions; changes in legislation, regulations, and policies; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and the Signature Transaction: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations).

More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023 and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this Amendment, during investor presentations, or in our other SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Director Resignation Letter of Mr. Hanif (Wally) Dahya, dated February 25, 2024

99.2	Press Release of New York Community Bancorp, Inc., dated February 29, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK COMMUNITY BANCORP, INC.

Date: February 29, 2024

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Executive Vice President and Director of Investor Relations